Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Forward Industries, Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof, I, Terence Wise, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.                The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.                The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terence Wise
Terence Wise Chief Executive Officer (Principal Executive Officer)

Dated: February 13, 2017

In connection with the quarterly report of Forward Industries, Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Matte, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.                The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.                The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Matte
Michael Matte Chief Financial Officer (Principal Financial Officer)

Dated: February 13, 2017